GOODWILL	12 Months Ended
Dec. 31, 2022
Intangible assets and goodwill [abstract]
GOODWILL	GOODWILL

(US$ MILLIONS)	2022	2021
Balance at beginning of year	$8,585	$5,244
Acquisitions through business combinations (1)	7,446	3,967
Impairment (2)	(111)	(175)
Dispositions (3)	(3)	(171)
Assets reclassified as held for sale	(11)	—
Foreign currency translation	(427)	(280)
Balance at end of year	$15,479	$8,585
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(1)See Note 3 for additional information.
(2)Relates to a goodwill impairment of $111 million at the partnership’s offshore oil services operations (2021: $175 million).
(3)Refer to Note 8 for additional information.
To determine whether goodwill is impaired, the partnership compares the carrying amount of its cash-generating units to which goodwill has been allocated to their recoverable amounts. The recoverable amounts of the partnership’s cash-generating units are primarily determined by calculating their value in use. For each cash-generating unit, this involves estimating expected future cash flows, determining an appropriate discount rate and aggregating discounted expected cash flows to arrive at value in use. The most significant assumptions used in this determination are revenue growth rates, discount rates and perpetuity growth rates which individually range from 0.6% to 13.3%, 7.8% to 13.1%, and 0.8% to 3.3%, respectively. These assumptions and inputs are forecasted over a period of 5 years except for cases where a longer period can be justified for certain cash-generating units and are based on market information and internal management budgets, reflective of historical experience and macroeconomic expectations. At the partnership’s healthcare services operations, no impairments were recorded in the year, however, an increase in the discount rate used of 30 basis points or a decrease in the perpetuity growth rate assumption of 30 basis points from the rate used would result in an impairment.
During the year ended December 31, 2022, the partnership recorded a goodwill impairment loss of $111 million on a cash-generating unit within the infrastructure services segment. The impairment is related to the partnership’s investment in the operations of offshore oil services and is a result of changes in forecasted cash flow assumptions. The recoverable amount calculated to assess goodwill impairment was based on an estimate of fair value less costs of disposal contemplated using a discounted cash flow analysis incorporating significant unobservable inputs. The estimates regarding expected future cash flows and discount rates are Level 3 fair value inputs based on various assumptions including existing contracts, future vessel redeployment rates, financial forecasts and industry trends.
Goodwill is allocated to the following cash-generating units as at December 31, 2022 and 2021:

(US$ MILLIONS)	2022	2021
Dealer software and technology services operations	$4,580	$—
Engineered components manufacturing	1,765	1,521
Advanced energy storage operations	1,702	1,771
Modular building leasing services operations	1,674	1,683
Healthcare services operations	1,310	1,397
Lottery services operations	1,197	—
Other operations	3,251	2,213
Total	$15,479	$8,585